                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549



                                    FORM 8-K



                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 0R 15(d) OF THE

                        SECURITIES EXCHANGE ACT OF 1934




Date of Report (Date of earliest event reported) December 16, 1993
                                                 -------------------------------

                            CENTOCOR, INC.
- --------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

    Pennsylvania                    0-11103           23-2117202
- --------------------------------------------------------------------------------
(State or other juris-            (Commission file   (IRS Employer
diction of incorporation)             number)      Identification No.)

  200 Great Valley Parkway, Malvern, Pennsylvania            19355
- --------------------------------------------------------------------------------
(Address of principal executive offices)                    (Zip Code)

Registrant's telephone number, including area code (215) 651-6000
                                                   -----------------------------

                  Not applicable
- --------------------------------------------------------------------------------
   (Former name or former address, if changed since last report)

Item 5.  Other Events.
         ------------

         On December 16, 1993, the Registrant entered into certain definitive Agreements with The Wellcome Foundation Limited ("Wellcome") concerning the development and marketing of certain of the Registrant's monoclonal antibody based cancer therapeutic products, including Panorex(R).

         Under the agreements, Wellcome paid $20 million to the Registrant in exchange for two million newly issued shares of the Registrant's common stock, which represents slightly less than five percent of the total outstanding shares of common stock of the Registrant. In addition, upon entering into the agreements, Wellcome paid $10 million to the Registrant, and may make certain future payments up to $70 million based on milestones and possible acquisition of certain manufacturing technologies.

Item 7.  Financial Statements and Exhibits.
         ---------------------------------

         Exhibits:
         --------

         10(a) Stock Purchase Agreement made as of December 16, 1993 by and between the Registrant and Wellcome.

         10(b) Supply, Distribution and Sales Agreement dated December 16, 1993 by and among the Registrant, Centocor B.V. ("CBV"), Wellcome and Burroughs Wellcome Co. ("BW"). (The Registrant has requested confidential treatment for portions of this Agreement, which have been filed separately with the Securities and Exchange Commission).

         10(c) Clinical and Regulatory Development Agreement dated December 16, 1993 among the Registrant, CBV, Wellcome and BW. (The Registrant has requested confidential treatment for portions of this Agreement, which have been filed separately with the Securities and Exchange Commission).

         10(d) Manufacturing Technology Option Agreement dated as of December 16, 1993 among the Registrant, CBV, Wellcome and BW. (The Registrant has requested confidential treatment for portions of this Agreement, which have been filed separately with the Securities and Exchange Commission).

         10(e) Centocor Technology License Agreement dated as of December 16, 1993 among the Registrant, CBV, Wellcome and BW. (The Registrant has requested confidential treatment for portions of this Agreement, which have been filed separately with the Securities and Exchange Commission).

         10(f) Relicense Agreement dated as of December 16, 1993 among the Registrant, CBV, Wellcome and BW.

         10(g) Appendix A to the several Agreements dated December 16, 1993 among the Registrant, CBV, Wellcome and BW. - Glossary of Terms (The Registrant has requested confidential treatment for portions of this document, which have been filed separately with the Securities and Exchange Commission)

                                  SIGNATURES
                                  ----------


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                       CENTOCOR, INC.
                                       Registrant




Dated:  January 21, 1994               By: /s/ George D. Hobbs
                                          --------------------
                                          George D. Hobbs, Vice President,
                                            Corporate Counsel and
                                            Secretary



24153.1